EAGLE POINT
CREDIT COMPANY

SEPTEMBER 30, 2020
CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NYSE SYMBOLS: ECC / ECCB / ECCX / ECCY

Important Information

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”). This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2020. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

About Eagle Point Credit Company Inc.

The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s investment objective is to generate high current income, with a secondary objective to generate capital appreciation, primarily through investment in equity and junior debt tranches of CLOs.  The Company is externally managed and advised by Eagle Point Credit Management LLC. The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s net asset value (“NAV”) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of September 30, 2020

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $601,279,638)	$396,974,569
Cash and cash equivalents	6,118,979
Receivable for securities sold	20,993,783
Interest receivable	17,973,060
Prepaid expenses	296,923
Total Assets	442,357,314

LIABILITIES

6.6875% Unsecured Notes due 2028, at fair value under the fair value option (aggregate principal amount of $64,847,575) (Note 7)	64,458,490

7.75% Series B Term Preferred Stock due 2026 (Note 6):
7.75% Series B Term Preferred Stock due 2026 (1,884,726 shares outstanding)	47,118,150
Unamortized deferred issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(1,728,911)
Net 7.75% Series B Term Preferred Stock due 2026 less associated unamortized deferred issuance costs	45,389,239

6.75% Unsecured Notes due 2027 (Note 7):
6.75% Unsecured Notes due 2027	28,887,200
Unamortized deferred issuance costs associated with 6.75% Unsecured Notes due 2027	(909,024)
Net 6.75% Unsecured Notes due 2027 less associated unamortized deferred issuance costs	27,978,176

Payable for securities purchased	31,002,542
Incentive fee payable	3,453,318
Management fee payable	1,394,928
Professional fees payable	188,748
Administration fees payable	163,974
Directors' fees payable	99,375
Tax expense payable	15,000
Other expenses payable	23,947
Total Liabilities	174,167,737

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to 31,757,115 shares of $0.001 par value common stock outstanding	$268,189,577

NET ASSETS consist of:
Paid-in capital (Note 5)	$480,930,907
Aggregate distributable earnings (losses)	(212,669,858)
Accumulated other comprehensive income (loss)	(71,472)
Total Net Assets	$268,189,577
Net asset value per share of common stock	$8.45

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2020

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Debt (5)
Apidos CLO XXXII	CLO Secured Note - Class D (3.77% due 01/20/33)	09/10/20	$575,000	$568,408	$568,273	0.21%
Ares LI CLO Ltd.	CLO Secured Note - Class E (6.77% due 04/15/31)	08/31/20	850,000	784,454	794,070	0.30%
Avery Point V CLO, Limited	CLO Secured Note - Class F (5.77% due 07/17/26) (6)	06/06/18	906,691	851,707	329,220	0.12%
Battalion CLO X Ltd.	CLO Secured Note - Class C-R (3.71% due 01/24/29)	02/28/20	2,200,000	2,188,969	2,150,500	0.80%
Battalion CLO 18 Ltd.	CLO Secured Note - Class D-2 (4.23% due 10/15/32)	08/25/20	1,900,000	1,824,000	1,824,000	0.68%
Carlyle US CLO 2019-3, Ltd.	CLO Secured Note - Class D (7.30% due 10/20/32)	09/02/20	1,450,000	1,360,960	1,373,875	0.51%
CIFC Funding 2015-III, Ltd.	CLO Secured Note - Class F-R (7.07% due 04/19/29)	02/23/18	2,450,000	2,373,012	1,689,275	0.63%
Cutwater 2015-I, Ltd.	CLO Secured Note - Class E-R (6.23% due 01/15/29) (6)	10/15/18	2,806,197	2,764,336	1,627,594	0.61%
Dryden 53 CLO, Ltd.	CLO Secured Note - Class F (7.78% due 01/15/31)	11/28/17	830,000	806,904	606,232	0.23%
Dryden 64 CLO, Ltd.	CLO Secured Note - Class D (2.92% due 04/18/31)	09/11/20	650,000	621,495	614,250	0.23%
Dryden 85 CLO, Ltd.	CLO Secured Note - Class A-2 (1.63% due 10/15/32)	09/17/20	2,400,000	2,400,000	2,400,000	0.89%
Flagship CLO VIII, Ltd.	CLO Secured Note - Class F-R (6.11% due 01/16/26) (6)	01/18/18	8,299,997	8,179,959	2,895,039	1.08%
HarbourView CLO VII-R, Ltd.	CLO Secured Note - Class F (8.54% due 07/18/31) (6)	05/17/18	769,704	728,739	257,543	0.10%
Marathon CLO VII Ltd.	CLO Secured Note - Class D (5.65% due 10/28/25) (6)	02/08/18	3,031,363	2,988,712	1,278,932	0.48%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D-R (6.71% due 10/18/31) (6)	08/14/18	4,229,466	4,154,938	2,019,147	0.75%
Marathon CLO XI Ltd.	CLO Secured Note - Class D (5.77% due 04/20/31)	02/06/18	1,650,000	1,650,000	825,495	0.31%
OCP CLO 2018-15, Ltd.	CLO Secured Note - Class D (6.12% due 07/20/31)	09/11/20	611,000	560,769	560,593	0.21%
Octagon Investment Partners 27, Ltd.	CLO Secured Note - Class F-R (8.13% due 07/15/30)	07/05/18	900,000	844,054	627,480	0.23%
OZLM XXII, Ltd.	CLO Secured Note - Class D (5.57% due 01/17/31)	02/05/18	900,000	896,367	651,690	0.24%
RR 4 Ltd.	CLO Secured Note - Class C (3.23% due 04/15/30)	09/01/20	750,000	707,156	710,625	0.26%
Steele Creek CLO 2019-1, Ltd.	CLO Secured Note - Class E (7.29% due 04/15/32)	03/22/19	2,810,000	2,704,483	2,194,048	0.82%
				39,959,422	25,997,881	9.69%
CLO Equity (7) (8)
ALM VIII, Ltd.	CLO Preferred Shares (estimated yield of 0.00% due 10/20/28) (9)	06/02/16	8,725,000	833,623	261,750	0.10%
Anchorage Credit Funding 12, Ltd.	CLO Income Note (estimated yield of 8.50% due 10/25/38)	09/04/20	9,250,000	9,250,000	9,250,000	3.45%
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 0.00% due 04/15/25) (9)	06/06/14	11,177,500	216,667	111,775	0.04%
Ares XXXIV CLO Ltd.	CLO Subordinated Note (estimated yield of 18.43% due 04/17/33)	09/16/20	14,900,000	8,362,625	8,315,999	3.10%
Ares XLI CLO Ltd.	CLO Income Note (estimated yield of 5.47% due 01/15/29) (10)	11/29/16	19,470,000	14,015,194	8,790,204	3.28%
Ares XLIII CLO Ltd.	CLO Income Note (estimated yield of 6.44% due 10/15/29) (10)	04/04/17	20,100,000	15,064,095	9,722,062	3.63%
Ares LI CLO Ltd.	CLO Income Note (estimated yield of 12.25% due 04/15/31) (10)	01/25/19	12,289,349	9,520,690	8,338,184	3.11%
Atrium XI	CLO Subordinated Note (estimated yield of 0.00% due 10/23/25) (9)	02/07/17	5,903,000	117,642	29,515	0.01%
Avery Point V CLO, Limited	CLO Income Note (estimated yield of 0.00% due 07/17/26) (11)	10/16/14	13,687,500	4,558,912	68,438	0.03%
Bain Capital Credit CLO 2016-2, Limited	CLO Income Note (estimated yield of 0.00% due 01/15/29) (10)(11)	11/30/16	16,700,000	11,131,891	4,102,362	1.53%
Barings CLO Ltd. 2018-I	CLO Income Note (estimated yield of 12.63% due 04/15/31) (10)	02/23/18	20,808,000	16,038,490	12,229,309	4.56%
Barings CLO Ltd. 2019-I	CLO Income Note (estimated yield of 15.48% due 04/15/31) (10)	02/12/19	11,150,000	8,798,081	7,658,087	2.86%
Barings CLO Ltd. 2019-II	CLO Income Note (estimated yield of 13.75% due 04/15/31) (10)	03/15/19	14,450,000	10,818,461	9,205,895	3.43%
Barings CLO Ltd. 2020-I	CLO Income Note (estimated yield of 18.60% due 10/15/32) (10)	09/04/20	5,550,000	3,957,827	3,957,827	1.48%
Battalion CLO IX Ltd.	CLO Income Note (estimated yield of 17.98% due 07/15/31) (10)	07/09/15	18,734,935	13,261,215	11,493,461	4.29%
Battalion CLO 18 Ltd.	CLO Income Note (estimated yield of 18.60% due 10/15/32) (10)	08/25/20	8,400,000	6,882,146	6,882,146	2.57%
Birchwood Park CLO, Ltd.	CLO Income Note (estimated yield of 0.00% due 07/15/26) (9)	05/23/17	1,575,000	51,765	31,500	0.01%
BlueMountain CLO 2013-2 Ltd.	CLO Subordinated Note (estimated yield of 1.97% due 10/22/30)	10/21/14	5,000,000	3,026,710	568,469	0.21%
BlueMountain CLO 2018-1 Ltd.	CLO Subordinated Note (estimated yield of 53.61% due 07/30/30)	03/26/20	5,550,000	1,290,375	1,386,722	0.52%
Bluemountain CLO XXIV Ltd.	CLO Subordinated Note (estimated yield of 22.69% due 04/20/31)	06/16/20	3,900,000	2,307,191	2,635,023	0.98%
Bluemountain CLO XXV Ltd.	CLO Subordinated Note (estimated yield of 23.08% due 07/15/32)	06/23/20	2,275,000	1,392,509	1,621,151	0.60%
Bowman Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 11/23/25) (11)	10/29/15	8,180,000	3,631,060	654,400	0.24%
Bristol Park CLO, Ltd.	CLO Income Note (estimated yield of 12.74% due 04/15/29) (10)	11/01/16	34,250,000	23,999,261	18,022,216	6.72%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (estimated yield of 21.15% due 07/15/31)	06/02/16	10,800,000	4,277,476	2,631,331	0.98%
Carlyle US CLO 2017-4, Ltd.	CLO Income Note (estimated yield of 11.08% due 01/15/30)	10/13/17	7,874,061	5,849,866	3,732,870	1.39%
CIFC Funding 2013-II, Ltd.	CLO Income Note (estimated yield of 15.11% due 10/18/30) (10)	06/06/14	17,265,625	7,447,252	4,882,395	1.82%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 11.83% due 01/18/31) (10)	06/06/14	16,033,750	8,766,387	5,414,890	2.02%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 14.00% due 10/22/31)	02/17/15	19,725,000	9,633,170	7,054,113	2.63%
CIFC Funding 2014-IV-R, Ltd.	CLO Income Note (estimated yield of 7.26% due 10/17/30)	08/05/14	7,500,500	4,026,721	1,857,899	0.69%
CIFC Funding 2015-III, Ltd.	CLO Income Note (estimated yield of 16.95% due 04/19/29) (10)	06/23/15	9,724,324	5,331,576	3,548,196	1.32%
CIFC Funding 2019-III, Ltd.	CLO Subordinated Note (estimated yield of 12.32% due 07/16/32)	04/18/19	2,875,000	2,300,000	1,917,708	0.72%
CIFC Funding 2019-IV, Ltd.	CLO Income Note (estimated yield of 13.76% due 07/15/32) (10)	06/07/19	14,000,000	11,019,860	9,654,947	3.60%
CIFC Funding 2020-I, Ltd.	CLO Income Note (estimated yield of 16.89% due 07/15/32) (10)	06/12/20	9,400,000	7,501,999	7,812,635	2.91%
Cutwater 2015-I, Ltd.	CLO Income Note (estimated yield of 0.00% due 01/15/29) (10) (11)	05/01/15	31,100,000	16,331,855	2,531,552	0.94%
Dewolf Park CLO, Ltd.	CLO Income Note (estimated yield of 10.79% due 10/15/30) (10)	08/10/17	7,700,000	5,891,802	4,183,293	1.56%
Dryden 53 CLO, Ltd.	CLO Income Note (estimated yield of 18.05% due 01/15/31)	11/28/17	7,684,999	5,407,288	4,802,629	1.79%
Dryden 64 CLO, Ltd.	CLO Subordinated Note (estimated yield of 35.72% due 04/18/31)	05/11/20	9,600,000	4,883,532	6,504,077	2.43%
Dryden 66 Euro CLO 2018 B.V. (12)	CLO Subordinated Note (estimated yield of 8.40% due 01/18/32)	11/08/18	1,025,000	1,001,360	738,260	0.28%
Dryden 68 CLO, Ltd.	CLO Income Note (estimated yield of 15.45% due 07/15/49) (10)	05/30/19	13,150,000	10,105,280	9,474,171	3.53%
Dryden 85 CLO, Ltd.	CLO Income Note (estimated yield of 15.70% due 10/15/32) (10)	09/17/20	8,225,000	6,688,570	6,688,570	2.49%
Eaton Vance CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 28.59% due 01/20/30)	06/05/20	5,247,500	2,661,415	3,013,148	1.12%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 0.00% due 01/16/26) (10) (11)	10/02/14	27,360,000	9,469,960	136,800	0.05%
Greenwood Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 17.62% due 04/15/31)	03/02/20	1,900,000	1,321,832	1,351,663	0.50%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/22/25) (11)	09/12/14	5,750,000	2,557,502	14,375	0.01%
HarbourView CLO VII-R, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 07/18/31) (11)	09/29/17	1,100,000	399,175	29,587	0.01%
Lake Shore MM CLO I Ltd.	CLO Income Note (estimated yield of 14.41% due 04/15/30) (10)	03/08/19	14,550,000	11,143,128	7,111,666	2.65%
Madison Park Funding VIII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 04/22/22) (9)	08/18/16	9,050,000	34,173	45,250	0.02%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (estimated yield of 14.09% due 07/25/29)	08/22/16	4,150,000	2,611,656	2,168,756	0.81%
Madison Park Funding XXII, Ltd.	CLO Subordinated Note (estimated yield of 16.24% due 10/25/29)	10/30/18	6,327,082	4,494,751	4,172,496	1.56%
Madison Park Funding XXXII, Ltd.	CLO Subordinated Note (estimated yield of 15.83% due 01/22/48)	10/08/19	7,200,000	4,756,518	4,739,712	1.77%
Madison Park Funding XL, Ltd.	CLO Subordinated Note (estimated yield of 13.70% due 02/28/47)	06/02/16	10,960,000	5,882,594	4,534,872	1.69%
Madison Park Funding XLIV, Ltd.	CLO Subordinated Note (estimated yield of 15.05% due 01/23/48)	11/16/18	8,744,821	5,824,125	5,352,820	2.00%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 05/12/28) (11)	06/06/14	6,375,000	2,702,885	31,875	0.01%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2020

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Equity (7) (8)
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/28/25) (11)	10/30/14	$10,526,000	$4,875,495	$52,630	0.02%
Marathon CLO VIII Ltd.	CLO Income Note (estimated yield of 7.33% due 10/18/31)	06/16/15	16,333,000	10,043,518	1,751,325	0.65%
Marathon CLO X Ltd.	CLO Subordinated Note (estimated yield of 0.08% due 11/15/29)	08/09/17	2,550,000	1,787,731	331,309	0.12%
Marathon CLO XI Ltd.	CLO Subordinated Note (estimated yield of 8.85% due 04/20/31)	02/06/18	2,075,000	1,718,945	536,784	0.20%
Marathon CLO XII Ltd.	CLO Subordinated Note (estimated yield of 8.27% due 04/18/31)	09/06/18	4,500,000	3,770,721	1,569,731	0.59%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 4.07% due 07/15/29)	06/06/14	4,037,500	1,983,102	1,127,677	0.42%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 4.07% due 07/15/29) (10)	06/06/14	16,534,625	9,815,002	5,033,246	1.88%
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 04/15/26) (11)	10/27/14	3,000,000	1,087,853	90,000	0.03%
Octagon Investment Partners 26, Ltd.	CLO Income Note (estimated yield of 25.52% due 07/15/30) (10)	03/23/16	13,750,000	7,068,723	7,351,623	2.74%
Octagon Investment Partners 27, Ltd.	CLO Income Note (estimated yield of 20.29% due 07/15/30) (10)	05/25/16	11,804,048	6,527,953	5,907,155	2.20%
Octagon Investment Partners 44, Ltd.	CLO Income Note (estimated yield of 16.26% due 07/20/32) (10)	06/19/19	13,500,000	10,727,098	10,562,991	3.94%
Octagon Investment Partners 46, Ltd.	CLO Income Note (estimated yield of 16.61% due 07/15/33) (10)	06/26/20	10,650,000	8,549,096	8,373,464	3.12%
OFSI BSL VIII, Ltd.	CLO Income Note (estimated yield of 8.30% due 08/16/37) (10)	07/18/17	7,719,320	6,090,568	2,861,665	1.07%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/20/25) (9)	09/05/14	6,750,000	1,378,780	33,750	0.01%
Steele Creek CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 05/21/29) (11)	07/26/17	8,100,000	4,732,504	1,377,000	0.51%
Steele Creek CLO 2018-1, Ltd.	CLO Income Note (estimated yield of 18.69% due 04/15/48) (10)	03/28/18	11,370,000	8,590,798	4,894,543	1.83%
Steele Creek CLO 2019-1, Ltd.	CLO Income Note (estimated yield of 15.12% due 04/15/49) (10)	03/22/19	8,500,000	6,531,614	4,280,935	1.60%
Vibrant CLO V, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 01/20/29) (11)	04/27/17	4,200,000	3,081,107	966,000	0.36%
Wind River 2013-2 CLO Ltd.	CLO Income Note (estimated yield of 8.72% due 10/18/30) (10)	06/06/14	11,597,500	7,078,483	2,743,216	1.02%
Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 11.15% due 07/18/31)	05/05/16	9,681,764	5,217,550	2,356,616	0.88%
Wind River 2014-2 CLO Ltd.	CLO Income Note (estimated yield of 1.93% due 01/15/31)	12/21/16	2,205,627	1,104,527	411,122	0.15%
Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 10.91% due 10/22/31)	12/17/14	11,000,000	6,727,083	2,695,798	1.01%
Wind River 2016-1 CLO Ltd.	CLO Income Note (estimated yield of 3.96% due 07/15/28) (10)	05/18/16	13,050,000	8,931,268	3,832,179	1.43%
Wind River 2017-1 CLO Ltd.	CLO Income Note (estimated yield of 7.01% due 04/18/29) (10)	02/02/17	14,950,000	10,787,596	6,294,239	2.35%
Wind River 2017-3 CLO Ltd.	CLO Income Note (estimated yield of 12.59% due 10/15/30) (10)	08/09/17	18,150,000	13,919,531	9,818,581	3.66%
Wind River 2018-1 CLO Ltd.	CLO Income Note (estimated yield of 18.07% due 07/15/30) (10)	06/22/18	15,750,000	11,820,487	10,712,966	3.99%
Wind River 2019-2 CLO Ltd.	CLO Income Note (estimated yield of 19.15% due 01/15/33) (10)	09/20/19	13,470,000	9,638,856	10,496,500	3.91%
Zais CLO 3, Limited	CLO Income Note (estimated yield of 10.59% due 07/15/31) (10)	04/08/15	16,871,644	9,007,918	2,012,204	0.75%
Zais CLO 5, Limited	CLO Subordinated Note (estimated yield of 0.00% due 10/15/28) (11)	09/23/16	5,950,000	3,409,184	297,500	0.11%
Zais CLO 6, Limited	CLO Subordinated Note (estimated yield of 0.00% due 07/15/29) (11)	05/03/17	11,600,000	7,072,565	812,000	0.30%
Zais CLO 7, Limited	CLO Income Note (estimated yield of 4.94% due 04/15/30)	09/11/17	12,777,500	8,596,651	1,271,330	0.47%
Zais CLO 8, Limited	CLO Subordinated Note (estimated yield of 0.00% due 04/15/29) (11)	10/11/18	750,000	555,722	97,500	0.04%
Zais CLO 9, Limited	CLO Subordinated Note (estimated yield of 4.60% due 07/20/31)	10/29/18	2,390,000	1,808,097	292,067	0.11%
				542,886,264	352,714,697	131.52%
Loan Accumulation Facilities (7) (13)
Steamboat V, Ltd.	Loan Accumulation Facility (Income Notes)	09/17/19	8,300,534	8,300,534	8,199,290	3.06%
Steamboat VI, Ltd.	Loan Accumulation Facility (Income Notes)	12/20/19	4,096,175	4,096,175	4,061,849	1.51%
Steamboat VIII, Ltd.	Loan Accumulation Facility (Income Notes) (14)	12/31/19	7,138,500	1,099,743	1,063,175	0.40%
Steamboat XII, Ltd.	Loan Accumulation Facility (Income Notes)	08/25/20	2,212,500	2,212,500	2,212,677	0.83%
Steamboat XV, Ltd.	Loan Accumulation Facility (Income Notes)	09/10/20	2,725,000	2,725,000	2,725,000	1.02%
				18,433,952	18,261,991	6.81%

Total investments at fair value as of September 30, 2020				$601,279,638	$396,974,569	148.02%

Liabilities valued at fair value option (15)
6.6875% Unsecured Notes due 2028	Unsecured Note		$(64,847,575)	$(64,847,575)	$(64,458,490)	-24.03%
				$(64,847,575)	$(64,458,490)	-24.03%

Net assets above (below) fair value of investments and liabilities at fair value					(64,326,502)

Net assets as of September 30, 2020					$268,189,577

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	All investments are restricted and categorized as structured finance securities.
(3)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company.
(4)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.
(5)	CLO debt positions reflect the coupon rates as of September 30, 2020.
(6)	As of September 30, 2020, the investment includes interest income capitalized as additional investment principal ("PIK" Interest). The PIK interest rate for CLO debt positions represents the coupon rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(7)	The fair value of CLO equity and loan accumulation facility investments are classified as Level III investments. See Note 3 "Investments" for further discussion.
(8)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The estimated yield and investment cost may ultimately not be realized. As of September 30, 2020, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 11.42%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 11.48%.
(9)	As of September 30, 2020 the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of September 30, 2020, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(12)	Investment is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	Fair value of loan accumulation facility investment includes the market value of the underlying loans held or the price at which the loan accumulation facility could sell its assets in an orderly transaction between market participants. See Note 3 "Investments" for further discussion.
(15)	The Company has accounted for its 6.6875% notes due 2028 utilizing the fair value option election under ASC Topic 825. Accordingly, the Series 2028 Notes will be carried at their fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations

For the nine months ended September 30, 2020

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$45,304,254
Other income	3,782,261
Total Investment Income	49,086,515

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	160,480
Interest expense on 7.75% Series B Term Preferred Stock due 2026	2,897,796
Interest expense on 6.75% Unsecured Notes due 2027	1,582,751
Interest expense on 6.6875% Unsecured Notes due 2028	3,293,140
Total Interest Expense on Preferred Stock and Unsecured Notes	7,934,167

Incentive fee	6,974,069
Management fee	3,637,822
Professional fees	913,168
Administration fees	655,630
Directors' fees	298,124
Tax expense	75,379
Other expenses	658,115
Total Expenses	21,146,474

Incentive fee voluntarily waived by the Adviser (Note 4)	(106,898)

Net Expenses	21,039,576

NET INVESTMENT INCOME	28,046,939

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	(3,730,242)
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	(443,753)
Net realized gain (loss) on retirement of Unsecured Notes (Note 7)	1,332,441
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(60,875,502)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,313,972
NET REALIZED AND UNREALIZED GAIN (LOSS)	(62,403,084)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(34,356,145)

See accompanying notes to the consolidated financial statements

4

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Comprehensive Income

For the nine months ended September 30, 2020

(expressed in U.S. dollars)

(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(34,356,145)

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	997,640
Total Other Comprehensive Income (Loss)	997,640

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$(33,358,505)

(1)	See Note 2 "Summary of Significant Accounting Policies- Other Financial Assets and Financial Liabilities at Fair Value" for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

5

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	nine months ended	nine months ended
	September 30, 2020	September 30, 2019
INVESTMENT INCOME
Interest income	$45,304,254	$48,166,196
Other income	3,782,261	3,513,840
Total Investment Income	49,086,515	51,680,036

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	160,480	2,394,907
Interest expense on 7.75% Series B Term Preferred Stock due 2026	2,897,796	2,886,443
Interest expense on 6.75% Unsecured Notes due 2027	1,582,751	1,674,025
Interest expense on 6.6875% Unsecured Notes due 2028	3,293,140	3,374,396
Total Interest Expense on Preferred Stock and Unsecured Notes	7,934,167	10,329,771

Incentive fee	6,974,069	6,652,035
Management fee	3,637,822	5,320,663
Professional fees	913,168	898,434
Administration fees	655,630	693,995
Directors' fees	298,124	298,122
Tax expense	75,379	67,819
Other expenses	658,115	706,766
Total Expenses	21,146,474	24,967,605

Incentive fee voluntarily waived by the Adviser (Note 4)	(106,898)	(107,543)

Net Expenses	21,039,576	24,860,062

NET INVESTMENT INCOME	28,046,939	26,819,974

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	(3,730,242)	(6,377,950)
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	(443,753)	(537,713)
Net realized gain (loss) on retirement of Unsecured Notes (Note 7)	1,332,441	-
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(60,875,502)	(13,909,184)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,313,972	(1,594,201)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(62,403,084)	(22,419,048)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(34,356,145)	$4,400,926

Note: The above Consolidated Statements of Operations represents the nine months ended September 30, 2020, and the nine months ended September 30, 2019 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

6

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the	For the
	three months ended	six months ended	nine months ended
	September 30, 2020	June 30, 2020	September 30, 2020
INVESTMENT INCOME
Interest income	$14,802,755	$30,501,499	$45,304,254
Other income	1,240,993	2,541,268	3,782,261
Total Investment Income	16,043,748	33,042,767	49,086,515

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	-	160,480	160,480
Interest expense on 7.75% Series B Term Preferred Stock due 2026	967,069	1,930,727	2,897,796
Interest expense on 6.75% Unsecured Notes due 2027	511,893	1,070,858	1,582,751
Interest expense on 6.6875% Unsecured Notes due 2028	1,084,171	2,208,969	3,293,140
Total Interest Expense on Preferred Stock and Unsecured Notes	2,563,133	5,371,034	7,934,167

Incentive fee	2,267,286	4,706,783	6,974,069
Management fee	1,394,929	2,242,893	3,637,822
Professional fees	192,114	721,054	913,168
Administration fees	202,925	452,705	655,630
Directors' fees	99,375	198,749	298,124
Tax expense	25,000	50,379	75,379
Other expenses	222,047	436,068	658,115
Total Expenses	6,966,809	14,179,665	21,146,474

Incentive fee voluntarily waived by the Adviser (Note 4)	-	(106,898)	(106,898)

Net Expenses	6,966,809	14,072,767	21,039,576

NET INVESTMENT INCOME	9,076,939	18,970,000	28,046,939

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	(1,827,068)	(1,903,174)	(3,730,242)
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	-	(443,753)	(443,753)
Net realized gain (loss) on retirement of Unsecured Notes (Note 7)	-	1,332,441	1,332,441
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	36,931,157	(97,806,659)	(60,875,502)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	344,395	969,577	1,313,972
NET REALIZED AND UNREALIZED GAIN (LOSS)	35,448,484	(97,851,568)	(62,403,084)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,525,423	$(78,881,568)	$(34,356,145)

Note: The above Consolidated Statements of Operations represents the three months ended September 30, 2020, the six months ended June 30, 2020, and the nine months ended September 30, 2020 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the
	nine months ended	year ended
	September 30, 2020	December 31, 2019
Net increase (decrease) in net assets resulting from operations:
Net investment income	$28,046,939	$34,246,718
Net realized gain (loss) on investments, foreign currency and cash equivalents	(3,730,242)	(7,421,004)
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	(443,753)	(537,713)
Net realized gain (loss) on retirement of Unsecured Notes (Note 7)	1,332,441	-
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(60,875,502)	(32,875,481)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,313,972	(2,104,354)
Total net increase (decrease) in net assets resulting from operations	(34,356,145)	(8,691,834)

Other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	997,640	(2,536,191)
Total other comprehensive income (loss)	997,640	(2,536,191)

Common stock distributions paid to stockholders:
Total earnings distributed	(29,893,736)	(35,882,952)
Common stock distributions from tax return of capital	(2,716,427)	(25,630,680)
Total common stock distributions paid to stockholders	(32,610,163)	(61,513,632)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	30,008,213	85,871,153
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	877,171	3,015,521
Total capital share transactions	30,885,384	88,886,674

Total increase (decrease) in net assets	(35,083,283)	16,145,018
Net assets at beginning of period	303,272,860	287,127,842
Net assets at end of period	$268,189,577	$303,272,860

Capital share activity:
Shares of common stock sold pursuant to the Company's "at the market" program	3,049,968	5,279,110
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	75,028	199,690
Total increase (decrease) in capital share activity	3,124,996	5,478,800

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows

For the nine months ended September 30, 2020

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(34,356,145)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(156,395,689)
Proceeds from sales of investments and repayments of principal (1)	134,175,669
Payment-in-kind interest	(597,698)
Net realized (gain) loss on investments, foreign currency and cash equivalents	3,730,242
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	443,753
Net realized gain (loss) on retirement of Unsecured Notes (Note 7)	(1,332,441)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	(1,313,972)
Net change in unrealized (appreciation) depreciation on investments, foreign currency and cash equivalents	60,875,502
Net amortization (accretion) included in interest expense on 7.75% Series A Term Preferred Stock due 2022	13,714
Net amortization (accretion) included in interest expense on 7.75% Series B Term Preferred Stock due 2026	159,042
Net amortization (accretion) included in interest expense on 6.75% Unsecured Notes due 2027	74,137
Net amortization (accretion) of premiums or discounts on CLO debt securities	(55,645)
Changes in assets and liabilities:
Interest receivable	(5,598,586)
Prepaid expenses	128,853
Incentive fee payable	1,375,787
Management fee payable	(194,090)
Professional fees payable	(22,252)
Administration fees payable	15,645
Directors' fees payable	(66,251)
Tax expense payable	(13,000)
Other expenses payable	1,630

Net cash provided by (used in) operating activities	1,048,205

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(32,610,163)
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	30,008,213
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan, net of change in receivable for shares of common stock issued	1,232,555
Redemption of 7.75% Series A Term Preferred Stock due 2022 (Note 6)	(22,725,000)
Repurchase of 6.6875% Unsecured Notes due 2028 (Note 7)	(1,700,080)
Repurchase of 6.75% Unsecured Notes due 2027 (Note 7)	(2,044,640)
Net cash provided by (used in) financing activities	(27,839,115)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(26,790,910)

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	18,145

EFFECT OF NET REALIZED AND UNREALIZED GAIN (LOSS) ON CASH AND CASH EQUIVALENTS	22,718

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	32,869,026

CASH AND CASH EQUIVALENTS, END OF PERIOD	$6,118,979

Supplemental disclosure of non-cash financing activities:
Change in receivable for shares of common stock issued	$355,384

Supplemental disclosures:
Cash paid for interest expense on 7.75% Series A Term Preferred Stock due 2022	$146,766
Cash paid for interest expense on 7.75% Series B Term Preferred Stock due 2026	$2,738,754
Cash paid for interest expense on 6.75% Unsecured Notes due 2027	$1,508,615
Cash paid for interest expense on 6.6875% Unsecured Notes due 2028	$3,293,140
Cash paid for franchise taxes	$88,050

(1)

Proceeds from sales or maturity of investments includes $27,475,111 of return of capital on CLO equity portfolio investments from recurring cash flows and distributions from called deals and $5,731,168 of proceeds from the liquidation of loan accumulation facility investment.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other securities and instruments related to these investments or that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities (“LAFs”). From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of September 30, 2020, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company. As of September 30, 2020, Sub I and Sub II represent 28.4% and 3.9% of the Company’s net assets, respectively.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

10

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.
•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.
•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

11

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and LAFs, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10 Fair Value Option (“ASC 825”) allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities.

12

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt positions represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt position.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the nine months ended September 30, 2020 was $3,008,394.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock,” and collectively with the Series A Term Preferred Stock, the “Preferred Stock”), and interest, paid and accrued, associated with its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), and its Series 2028 Notes (collectively with the Series 2027 Notes, the “Unsecured Notes”).

For the nine months ended September 30, 2020, the Company incurred a total of $3,058,276 in interest expense on its Preferred Stock, of which $0 was payable as of September 30, 2020. For the nine months ended September 30, 2020, the Company incurred a total of $4,875,891 in interest expense on the Unsecured Notes, of which $0 was payable as of September 30, 2020.

Interest expense also includes the Company’s amortization of deferred issuance costs associated with its Preferred Stock and certain Unsecured Notes, as well as amortization of original issue discounts and accretion of premiums associated with its Series B Term Preferred Stock.

See Note 6 “Mandatorily Redeemable Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to Preferred Stock issuances and Unsecured Notes issuances, respectively.

Deferred Issuance Costs

Deferred issuance costs on liabilities, which the Company does not measure at fair value under the FVO, consist of fees and expenses incurred in connection with the issuance of Preferred Stock and certain Unsecured Notes, as well as unamortized original issue discounts and premiums. The deferred issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Preferred

13

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

Stock and certain Unsecured Notes. Amortization of deferred issuance costs is reflected in interest expense on Preferred Stock and interest expense on certain Unsecured Note balances in the Consolidated Statement of Operations. In the event of an early redemption or retirement of the Preferred Stock or certain Unsecured Notes, the remaining balance of unamortized deferred issuance costs associated with such Preferred Stock or certain Unsecured Notes will be accelerated into net realized loss.

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions and subsequent retirement as a realized gain in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. The Company held $0 in cash equivalent balances as of September 30, 2020.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s current shelf registration and ATM program. Such costs are allocated to paid-in-capital for each transaction pro-rata based on gross proceeds relative to the total potential offering amount.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5 Investment Companies – Investment Company Activities – Recognition during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to

14

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of September 30, 2020, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$576,661,032

Gross unrealized appreciation	$12,551,248
Gross unrealized depreciation	(192,237,711)
Net unrealized depreciation	$(179,686,463)

For the nine months ended September 30, 2020, the Company incurred $75,050 in Delaware franchise tax expense.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

For the nine months ended September 30, 2020, the Company declared and paid distributions on common stock of $32,610,163 or $1.08 per share.

For the nine months ended September 30, 2020, the Company paid dividends on the Series A Term Preferred Stock (now fully extinguished) of $146,766 or approximately $0.16 per share.

For the nine months ended September 30, 2020, the Company declared and paid dividends on the Series B Term Preferred Stock of $2,738,754 or approximately $1.45 per share.

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

15

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2020:

Fair Value Measurement
	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$25,997,881	$-	$25,997,881

CLO Equity	-	-	352,714,697	352,714,697

Loan Accumulation Facilities	-	-	18,261,991	18,261,991

Total Assets at Fair Value	$-	$25,997,881	$370,976,688	$396,974,569

Liabilities at Fair Value Under FVO
6.6875% Unsecured Notes Due 2028	$64,458,490	$-	$-	$64,458,490

Total Liabilities at Fair Value Under FVO	$64,458,490	$-	$-	$64,458,490

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2020:

Change in Investments Classified as Level III
	CLO Equity		Loan Accumulation Facilities		Total
Beginning Balance at January 1, 2020	$375,057,520		$16,354,307		$391,411,827

Purchases of investments	67,082,781	(1)	54,326,427		121,409,208

Proceeds from sales or maturity of investments	(34,245,179	)(2)	(52,480,173	)(1) (3)	(86,725,352)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(55,180,425)		61,430		(55,118,995)

Balance as of September 30, 2020	$352,714,697		$18,261,991		$370,976,688

Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2020	$(53,914,471)		$(172,834)		$(54,087,305)

(1)	Reflects $35,310,669 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.
(2)	Reflects $27,475,111 of return of capital on portfolio investments from recurring cash flows and distributions from called deals.
(3)	Reflects $5,731,168 of proceeds from the liquidation of loan accumulation facility investment.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes

16

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

The change in unrealized depreciation on Level III investments still held as of September 30, 2020 was $54,087,305.

Valuation of CLO Equity

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate the fair value of each CLO equity investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of September 30, 2020. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of September 30, 2020. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Quantitative Information about Level III Fair Value Measurements

Assets	Fair Value as of September 30, 2020	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$320,219,105	Discounted Cash Flows	Annual Default Rate	0.00% - 5.57%
			Annual Prepayment Rate (1)	20.00% - 25.00%
			Reinvestment Spread	3.18% - 5.02% / 3.51%
			Reinvestment Price	95.00% - 99.00%
			Recovery Rate	66.72% - 69.99% / 69.50%
			Expected Yield	16.06% - 89.16% / 27.81%

(1) 0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, indicative broker quotations and data reported by trustees. As a result, fair value assets of $18,261,991 have been excluded from the preceding table. Additionally, the preceding table excludes $26,778,543 of fair value of newly issued CLO equity valued at transacted cost and $5,717,049 of fair value of assets pertaining to the called CLO equity and CLO equity with expected yields below 0% and over 100%.

17

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820 Fair Value Measurements and Disclosures utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e. exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e. exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Series 2028 Notes

The Series 2028 Notes are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

18

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. In December 2019, an initial outbreak of COVID-19 was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world, which has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and likely will affect countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Company and its underlying investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, there can be no assurance that these measures will be adequate.

To the extent the Company’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. The COVID-19 pandemic and related government-imposed restrictions have imposed severe financial harm on certain industries to which the Company is exposed indirectly through its CLOs’ underlying loan assets. For example, the airline and hotel industries have experienced sharp declines in revenue due to restrictions on travel, hospitals and other healthcare companies have experienced financial losses as a result of increased expenses and declining revenue as patients elect to delay elective or routine procedures, and many casino operators have been forced to limit operations due to the imposition of mandatory business closures and to address social distancing guidelines.

To date, certain of the CLOs in which the Company invests have experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades have caused, and may continue to cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Company holds to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors have caused, and may continue to cause, a decline in the value of CLO securities generally. If CLO cash flows or income decreases as a result of the pandemic, the portion of the Company’s distribution comprised of a return of capital could increase or distributions could be reduced.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate in the right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks of Investing in Loan Accumulation Facilities

The Company invests in LAFs, which are short- to medium-term facilities often provided by a bank that will serve as placement agent or arranger in a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through equity and junior debt tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

LIBOR Risk

The CLO equity and debt securities in which the Company invests earn interest at, and CLOs in which it invests typically obtain financing at, a floating rate based on LIBOR.

On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

calculation of LIBOR rates after 2021 (the “FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average (“SONIA”) must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been certain issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

At this time, it is not possible to predict the effect of the FCA Announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined. As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying assets of a CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invests.

If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of CLOs, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the Company’s net investment income and portfolio returns.

Low Interest Rate Environment

As of the date of the financial statements, interest rates in the United States are at historic lows due to the U.S. Federal Reserve’s recent lowering of certain interest rates as part of its efforts to ease the economic effects of the COVID-19 pandemic. With the historically low interest rates, there is a risk that interest rates will rise once the

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

COVID-19 pandemic abates. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

Leverage Risk

The Company has incurred leverage through the issuances of the Preferred Stock and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there is effectively a layering of leverage in the Company’s overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Low Or Unrated Securities Risks

The Company invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to collateralized loan obligation and other collateralized debt obligation tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $3,637,822 for the nine months ended September 30, 2020, and has a payable balance of $1,394,928 as of September 30, 2020.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $6,974,069 for the nine months ended September 30, 2020, and has a payable balance of $3,453,318 as of September 30, 2020. For the nine months ended September 30, 2020, the Adviser has voluntarily waived a portion of the incentive fee in the amount of $106,898. The waived incentive fee is not subject to recoupment by the Adviser.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the nine months ended September 30, 2020 , the Company was charged a total of $655,630 in administration fees consisting of $531,266 and $124,364, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $163,974 was payable as of September 30, 2020.

Affiliated Ownership

As of September 30, 2020, the Adviser and senior investment team held an aggregate of 5.0% of the Company’s common stock and 0.13% of the Series B Term Preferred Stock. This represented 4.7% of the total outstanding voting stock of the Company as of September 30, 2020. Additionally, the senior investment team held an aggregate of 1.6% and 0.4% of the Series 2027 Notes and Series 2028 Notes, respectively, as of September 30, 2020.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	COMMON STOCK

As of December 31, 2019, there were 100,000,000 shares of common stock authorized, of which 28,632,119 shares were issued and outstanding.

On November 22, 2019, the Company launched an at-the-market (“ATM”) offering to sell up to $125,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on November 22, 2019 and additional supplements thereafter. The offering expired on May 29, 2020.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

On May 29, 2020, the Company filed a new shelf registration statement with 100,000,000 shares of common stock authorized, of which 29,855,586 shares were issued and outstanding at the time of filing. As a result of the new shelf registration, $183,826 in remaining prepaid expense balance associated with the previous shelf registration was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.

On June 1, 2020, the Company launched a new ATM offering to sell up to $125,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on June 1, 2020 and additional supplements thereafter. As a result of the new ATM offering, $76,959 in remaining prepaid expense balance associated with the previous ATM program was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.

For the nine months ended September 30, 2020, the Company sold 3,049,968 shares of its common stock, pursuant to the ATM offerings for total net proceeds to the Company of $30,008,213, after payment of sales agent commissions and offering expenses of $653,357.

For the nine months ended September 30, 2020, 75,028 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of $877,171.

As of September 30, 2020, there were 100,000,000 shares of common stock authorized, of which 31,757,115 shares were issued and outstanding.

6.	MANDATORILY REDEEMABLE PREFERRED STOCK

As of September 30, 2020, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,884,726 shares of Series B Term Preferred Stock were issued and outstanding.

The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after October 29, 2021, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

On November 22, 2019 the Company launched an ATM offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25,000,000, pursuant to a prospectus supplement filed with the SEC on November 22, 2019 and additional supplements thereafter. The offering expired on May 29, 2020.

On June 1, 2020 the Company launched a new ATM offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25,000,000, pursuant to a prospectus supplement filed with the SEC on June 1, 2020 and additional supplements thereafter.

On January 31, 2020 (the “Redemption Date”), the Company redeemed all of the outstanding Series A Term Preferred Stock at a redemption price of $25 per share of Series A Term Preferred Stock, plus an amount equal to all accrued and unpaid dividends and distributions on each share accumulated to (but excluding) the Redemption Date. Upon the redemption of the Series A Term Preferred Stock, the Company accelerated $443,753 of unamortized debt issuance costs into net realized loss on extinguishment of Preferred Stock in the Consolidated

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

Statement of Operations. The Series A Term Preferred Stock has been delisted from the NYSE.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	UNSECURED NOTES

As of September 30, 2020, there was $28,887,200 in aggregate principal amount of Series 2027 Notes and $64,847,575 in aggregate principal amount of Series 2028 Notes issued and outstanding.

The Unsecured Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2027 Notes will mature on September 30, 2027 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2027 Notes in whole or in part at any time or from time to time at the Company’s option, on or after September 30, 2020.

The Series 2028 Notes will mature on April 30, 2028 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2028 Notes in whole or in part at any time or from time to time at the Company’s option, on or after April 30, 2021.

The Company has accounted for its Series 2028 Notes utilizing the FVO under ASC 825.  Accordingly, the Series 2028 Notes are measured at fair value under the FVO.

The estimated change in fair value of the Series 2028 Notes attributable to market risk for the nine months ended September 30, 2020 is $1,313,972, which is recorded as unrealized depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series 2028 Notes attributable to instrument-specific credit risk for the nine months ended September 30, 2020 is $997,640 which is recorded as unrealized depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as the 10-Year Markit CDX North America Investment Grade Index.

The Company has engaged a broker-dealer to repurchase opportunistically, on the Company’s behalf, a portion of the Company’s Unsecured Notes through open market transactions.  The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors.  Depending on market conditions, the amount of Unsecured Note repurchases may be material and may continue through year-end 2020; however, the Company may reduce or extend this timeframe in its discretion and without notice. Any Unsecured Note repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934.  Upon repurchase, the Company intends to retire the Unsecured Notes reducing the Company’s outstanding leverage.

For the nine months ended September 30, 2020, the Company has repurchased on the open market and subsequently retired $2,737,800 in aggregate principal amount of the Series 2027 Notes for a total cost of $2,044,640 or an approximate 25.3% discount to the Series 2027 Notes’ principal amount. Upon the retirement of the Series 2027 Notes, the Company recognized $602,421 of net realized gain on retirement of Unsecured Notes which is reflected in the Consolidated Statement of Operations, which was net of $90,739 of realized loss associated with the acceleration of unamortized deferred issuance costs of such Series 2027 Notes.

For the nine months ended September 30, 2020, the Company has repurchased on the open market and subsequently retired $2,430,100 in aggregate principal amount of the Series 2028 Notes for a total cost of

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

$1,700,080 or an approximate 30.0% discount to the Series 2028 Notes’ principal amount. Upon the retirement of the Series 2028 Notes, the Company recognized $730,020 of net realized gain on retirement of Unsecured Notes which is reflected in the Consolidated Statement of Operations.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of September 30, 2020, and as of December 31, 2019:

Asset Coverage of Preferred Stock and Debt Securities

	As of	As of
	September 30, 2020	December 31, 2019

Total assets	$442,357,314	$474,763,713
Less liabilities and indebtedness not represented by senior securities	(36,341,832)	(4,241,821)
Net total assets and liabilities	$406,015,482	$470,521,892

Preferred Stock	$47,118,150	$69,843,150
Unsecured Notes	93,734,775	98,902,675
	$140,852,925	$168,745,825

Asset coverage of preferred stock (1)	288%	279%
Asset coverage of debt securities (2)	433%	476%

(1) The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2) The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of September 30, 2020, the Company had no unfunded commitments.

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

11.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures– Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820.  The amendments are designed to provide more decision useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company has fully adopted the provisions of ASU 2018-13, which did not have a significant impact on the Company’s consolidated financial statements and related disclosures.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2020

(Unaudited)

12.	SUBSEQUENT EVENTS

On August 11, 2020, the Company declared three separate distributions of $0.08 per share on its common stock. The first distribution of $2,540,569 or $0.08 per share was paid on October 30, 2020 to holders of record as of October 13, 2020. The additional distributions are payable on each of November 30, 2020 and December 31, 2020 to holders of record as of November 12, 2020 and December 11, 2020, respectively.

On August 11, 2020, the Company declared three separate distributions of $0.161459 per share of its Series B Term Preferred Stock. The first distribution was paid on October 30, 2020 to holders of record as of October 13, 2020. The additional distributions are payable on each of November 30, 2020 and December 31, 2020 to holders of record as of November 12, 2020 and December 11, 2020, respectively.

On November 13, 2020, the Company declared three separate distributions of $0.08 per share on its common stock.  The distributions are payable on each of January 29, 2021, February 26, 2021 and March 31, 2021 to holders of record as of January 12, 2021, February 12, 2021 and March 12, 2021, respectively.

On November 13, 2020, the Company declared three separate distributions of $0.161459 per share of its Series B Term Preferred Stock. The distributions are payable on each of January 29, 2021, February 26, 2021 and March 31, 2021 to holders of record as of January 12, 2021, February 12, 2021 and March 12, 2021, respectively.

For the period of October 1, 2020 to November 13, 2020, the Company sold 42,639 shares of its common stock and 0 shares of its Series B Term Preferred Stock, pursuant to the ATM offering for total net proceeds to the Company of approximately $0.4 million.

Management’s unaudited estimate of the range of the Company’s NAV per common share as of October 31, 2020 was $8.53 to $8.63.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

(Unaudited)

	For the	For the	For the	For the	For the
	nine months ended	year ended	year ended	year ended	year ended
Per Share Data	September 30, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value at beginning of period	$10.59	$12.40	$16.77	$17.48	$13.72

Net investment income (1) (2)	0.92	1.34	1.59	1.88	2.14

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents (2) (3)	(2.25)	(1.29)	(3.92)	(0.12)	3.88

Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option (2)	0.04	(0.08)	0.06	-	-

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	(1.29)	(0.03)	(2.27)	1.76	6.02

Common stock distributions from net investment income (4)	(0.99)	(1.40)	(1.51)	(2.60)	(2.40)

Common stock distributions from net realized gains on investments (4)	-	-	-	-	-

Common stock distributions from tax return of capital (4)	(0.09)	(1.00)	(0.89)	(0.05)	-

Total common stock distributions declared to stockholders (4)	(1.08)	(2.40)	(2.40)	(2.65)	(2.40)

Common stock distributions based on weighted average shares impact	0.01	-	0.01	-	-

Total common stock distributions	(1.07)	(2.40)	(2.39)	(2.65)	(2.40)

Effect of other comprehensive income (2) (10)	0.03	(0.10)	0.06	-	-

Effect of paid-in capital contribution (2)	-	-	0.06	-	-

Effect of shares issued (5)	0.20	0.77	0.29	0.27	0.18

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (5)	(0.02)	(0.07)	(0.12)	(0.11)	(0.04)

Effect of shares issued in accordance with the Company's dividend reinvestment plan	0.01	0.02	-	0.02	-

Net effect of shares issued	0.19	0.72	0.17	0.18	0.14

Net asset value at end of period	$8.45	$10.59	$12.40	$16.77	$17.48

Per share market value at beginning of period	$14.61	$14.21	$18.81	$16.71	$16.43

Per share market value at end of period	$8.62	$14.61	$14.21	$18.81	$16.71

Total return (6)	-33.25%	20.15%	-13.33%	29.45%	17.42%

Shares of common stock outstanding at end of period	31,757,115	28,632,119	23,153,319	18,798,815	16,474,879

Ratios and Supplemental Data:
Net asset value at end of period	$268,189,577	$303,272,860	$287,127,842	$315,256,439	$288,047,335
Ratio of expenses to average net assets (7) (8)	11.40%	10.00%	9.85%	10.43%	10.69%
Ratio of net investment income to average net assets (7) (8)	15.24%	10.64%	9.76%	10.77%	13.72%
Portfolio turnover rate (9)	42.95%	34.83%	40.91%	41.16%	55.32%
Asset coverage of preferred stock	288%	279%	246%	268%	286%
Asset coverage of debt securities	433%	476%	477%	537%	722%

See accompanying footnotes to the financial highlights on the following page.

30

Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

(Unaudited)

Footnotes to the Financial Highlights:

(1)	Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred issuance costs associated with the Preferred Stock are reflected in net investment income, and totaled ($0.09) and ($0.01) per share of common stock, respectively, for the nine months ended September 30, 2020, ($0.25) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2019, ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, and ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016.
(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of the period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at the end of each respective period. The final tax characteristics of the Company’s earnings cannot be determined until tax returns are filed after the end of the fiscal year and may vary from these estimates.
(5)	Represents the effect per share of the Company’s ATM offerings as well as the Company’s follow-on offerings. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(6)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load.
(7)	Ratios include distributions paid to preferred stockholders. Additionally, ratios for the nine months ended September 30, 2020, for the year ended December 31, 2019 and for the year ended December 31, 2018 reflect the portion of incentive fee voluntarily waived by the Adviser of 0.04%, 0.03% and 0.09% of average net assets, respectively.
(8)	Ratios for the nine months ended September 30, 2020 and for years ended December 31, 2019, December 31, 2018, December 31, 2017, and December 31, 2016 include interest expense on the Preferred Stock and the Unsecured Notes of 4.31%, 4.18%, 4.16%, 4.20%, and 3.47% of average net assets, respectively. Ratios for the year ended December 31, 2016 also include excise taxes of 0.26% of average net assets.
(9)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.
(10)	Effect of other comprehensive income is related to income/(loss) deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)

31

Eagle Point Credit Company Inc. & Subsidiaries

Supplemental Information

(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)
For the nine months ended September 30, 2020

Preferred Stock	$47,118,150	$72.06	$25	$23.98

Unsecured Notes	$93,734,775	$4,331.54	N/A	$23.65

For the year ended December 31, 2019

Preferred Stock	$69,843,150	$69.71	$25	$26.04

Unsecured Notes	$98,902,675	$4,757.42	N/A	$25.47

For the year ended December 31, 2018

Preferred Stock	$92,568,150	$61.55	$25	$25.78

Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08

For the year ended December 31, 2017

Preferred Stock	$92,139,600	$66.97	$25	$25.75

Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96

For the year ended December 31, 2016

Preferred Stock	$91,450,000	$71.53	$25	$25.41

Series 2020 Notes	$59,998,750	$7,221.89	N/A	$25.29

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB) and (b) $25 principal amount of the Unsecured Notes (NYSE: ECCX, ECCY, ECCZ) for each day during the nine months ended September 30, 2020 (ECCA included through date of full redemption on January 31, 2020) , and for each day during the years ended December 31, 2019, December 31, 2018 (ECCX new issuance included as of April 30, 2018; ECCZ included through date of full redemption on May 22, 2018), December 31, 2017, and December 31, 2016, for which the applicable security was listed on the NYSE.

32

EAGLE POINT
CREDIT COMPANY

Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC
600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer and Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.